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                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                    -----------------------------------

                                  FORM 8-K

                               CURRENT REPORT

                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

                    -----------------------------------

DATE OF REPORT:       December 15, 2006
DATE OF EARLIEST EVENT REPORTED:    December 13, 2006

                              COMMSCOPE, INC.
           (Exact name of registrant as specified in its charter)


      DELAWARE                    1-12929                   36-4135495
  (State or other        (Commission File Number)        (I.R.S. Employer
  jurisdiction of                                     Identification Number)
   incorporation)
                          1100 COMMSCOPE PLACE, SE
                                P.O. BOX 339
                       HICKORY, NORTH CAROLINA 28602

                  (Address of principal executive offices)

REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:       (828) 324-2200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01.  Entry Into a Material Definitive Agreement.
            ------------------------------------------

     On December 13, 2006, the Compensation Committee approved and made grants to executive officers pursuant to the Company's forms of Nonqualified Stock Option Agreement (Annual) and Employee Performance Share Unit Award Agreement. The forms provide for grants of awards pursuant to the CommScope, Inc. 2006 Long Term Incentive Plan. The Nonqualified Stock Option Agreement (Annual) provides that a grantee has the option to purchase shares of Company common stock, which option generally vests in 1/3 increments on each of the first, second and third anniversaries of the date of grant. The Employee Performance Share Unit Award Agreement generally provides that a grantee will be eligible to receive shares of Company common stock upon the third anniversary of the date of grant in respect of performance units which have vested as a result of the Company's performance during the applicable performance period. The relevant performance measure under the Performance Share Unit Award Agreement is the ratio of operating income, subject to certain adjustments, to revenue. The Compensation Committee also approved the Company's forms of Employee Restricted Stock Unit Agreement and Director's Nonqualified Stock Option Agreement (but made no grants to executive officers or directors pursuant to these two forms of agreement). The forms provide for grants of awards pursuant to the CommScope, Inc. 2006 Long Term Incentive Plan. The Employee Restricted Stock Unit Agreement generally provides that a grantee will be eligible to receive shares of Company common stock upon the third anniversary of the date of grant provided the grantee remains employed with the Company. The Directors Nonqualified Stock Option Agreement provides that a grantee has the option to purchase shares of Company common stock, which option generally vests in 1/3 increments on each of the first, second and third anniversaries of the date of grant.

     The form of Nonqualified Stock Option Agreement (Annual), Employee Performance Share Unit Award Agreement, Employee Restricted Stock Unit Agreement and Director's Nonqualified Stock Option Agreement are each attached hereto as an exhibit.

     The options and performance share units granted to our named executive officers on December 13, 2006 are as follows:

--------------------------------- ---------- -------------------------------------
                                   Options      Performance Share Units Granted
Name and Title                     Granted      ----------------------------------
--------------------------------- ----------    Threshold     Target     Maximum
                                              Performance  Performance  Performance
--------------------------------- ---------- ------------ ------------ -----------
Frank M. Drendel                   51,100         14,500       29,000       43,500
Chairman and Chief Executive
Officer
--------------------------------- ---------- ------------ ------------ -----------
Brian D. Garrett                   19,900          5,650       11,300       16,950
President and Chief Operating
Officer
--------------------------------- ---------- ------------ ------------ -----------
Jearld L. Leonhardt                12,000          3,400        6,800       10,200
Executive Vice President Finance
and Chief Financial Officer
--------------------------------- ---------- ------------ ------------ -----------
Randall W. Crenshaw                 4,500          2,640        5,280        7,920
Executive Vice President and
General Manager, Enterprise
--------------------------------- ---------- ------------ ------------ -----------
Edward A. Hally                     3,600          2,100        4,200        6,300
Executive Vice President and
General Manager, Carrier
----------------------------------- ---------- ------------ ------------ ---------

In addition, the Committee granted (i) options to purchase 17,300 shares of our common stock to our other executive officers and (ii) 19,920 performance share units to our other executive officers which will vest if target performance levels are achieved. (Our other executive officers will vest in 9,960 performance share units if threshold performance levels are achieved and 29,880 performance share units if the maximum performance levels are achieved.)

Item 9.01.  Financial Statements and Exhibits.
            ----------------------------------

            (c)  Exhibit     Description
                 -------     -----------

                  10.1       Form of Nonqualified Stock Option Agreement
                             (Annual)

                  10.2       Form of Employee Performance Share Unit Award
                             Agreement

                  10.3       Form of Employee Restricted Stock Unit Agreement

                  10.4       Form of Director's Nonqualified Stock Option
                             Agreement

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                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

        Dated:  December 15, 2006

                                     COMMSCOPE, INC.

                                     By:  /s/ Frank B. Wyatt, II
                                          -----------------------------
                                          Frank B. Wyatt, II
                                          Senior Vice President,
                                          General Counsel and Secretary

                                  INDEX OF EXHIBITS

Exhibit No.                             Description
--------------------  -------------------------------------------------------

10.1                   Form of Nonqualified Stock Option Agreement (Annual)

10.2                   Form of Employee Performance Share Unit Award Agreement

10.3                   Form of Employee Restricted Stock Unit Agreement

10.4                   Form of Director's Nonqualified Stock Option Agreement